Exhibit 10.52
AMENDMENT TO LOAN DOCUMENTS
     This Amendment to Loan Documents (this “Amendment”) is made and entered into as of this 9th day of April, 2009, by and among Intraop Medical Corporation, a Nevada corporation (the “Company”), and the investors of the Company set forth on the signature pages hereto (the “Investors”). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Loan Documents (as defined below).
Recitals
     Whereas, the Company and the Investors are parties to (i) that certain Debenture Purchase Agreement, dated as of September 30, 2008 (the “Purchase Agreement”), and (ii) that certain Security Agreement, dated as of September 30, 2008 (the “Security Agreement”);
     Whereas, pursuant to the Purchase Agreement the Company has issued to the Investors 10% Senior Secured Debentures (the “Debentures” and, together with the Purchase Agreement and the Security Agreement, the “Loan Documents”);
     Whereas, the Company and the Investors wish to amend certain terms of the Loan Documents as described below;
     Whereas, pursuant to Section 5.4 of the Purchase Agreement and Section 7(f) of the Debentures, no provision thereof may be amended except in a written instrument signed by the Company and the holders of at least 50% of the outstanding and unpaid principal amount owing under all Debentures then outstanding; and
     Whereas, pursuant to Section 19(c) of the Security Agreement, no provision thereof may be modified or amended except by a written agreement specifically referring thereto and signed by the Company, the collateral agent named therein and a majority in interest (based on then-outstanding principal amounts of Debentures at the time of such determination) of the secured parties thereunder.
Agreement
     Now, Therefore, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendment.
          1.1 Amendment.
               (a) The definition of “Debentures” in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
“Debentures” means the 10% Senior Secured Debentures of the Company, subject to the terms therein, in substantially the form of Exhibit A, as the same may be amended or otherwise modified from time to time.”

               (b) The definition of “Security Agreement” in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
     “Security Agreement” means the Security Agreement, dated September 30, 2008, among the Company and the Purchasers, in the form of Exhibit E attached hereto, as the same may be amended or otherwise modified from time to time.”
               (c) Section 2.4 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
“2.4 Subsequent Closings. If, at any time on or prior to June 30, 2009, Lacuna Venture Fund LLLP (“Lacuna”) so elects, the Company will sell, in one or more closings, up to an additional $2,000,000 aggregate principal amount of the Debentures to Lacuna and/or such other persons as may be mutually agreed upon by Lacuna and the Company (collectively, the “Additional Purchasers”). All such sales made at any additional closings (each, an “Additional Closing”), shall be made on the terms and conditions set forth in this Agreement, and (i) the representations and warranties of the Company set forth in Section 3.1 hereof (and the Disclosure Schedule) shall speak only as of the Closing and the Company shall have no obligation to update any such disclosure, and (ii) the representations and warranties of the Purchasers in Section 3.2 hereof shall speak as of such Additional Closing. This Agreement may be amended by the Company without the consent of the Purchasers to reflect the applicable Subscription Amount of any Additional Purchasers and, to the extent that any Additional Purchaser is not already a party hereto, to include any Additional Purchasers as parties hereto upon the execution by such Additional Purchasers of a counterpart signature page hereto. Any Debentures sold pursuant to this Section 2.4 shall be deemed to be “Debentures” for all purposes under this Agreement and any Additional Purchasers thereof shall be deemed to be “Purchasers” for all purposes under this Agreement.”
               (d) The first sentence of Section 5.4 of the Purchase Agreement is hereby amended and restated in its entirety as follows:
“No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers.”
               (e) The Purchase Agreement shall be amended such that the form of Debenture attached thereto as Exhibit A is amended and restated in its entirety in substantially the form attached hereto as Exhibit A. Each of the Debentures that is outstanding on the date hereof is hereby amended and restated in its entirety in substantially the form attached hereto as Exhibit A.
               (f) The preamble to the Security Agreement is hereby amended and restated in its entirety as follows:

2.

“SECURITY AGREEMENT, dated as of September 30, 2008 (this “Agreement”), among Intraop Medical Corporation, a Nevada corporation (the “Company”) and the holder or holders of the Company’s 10% Senior Secured Debentures, in the original aggregate principal amount of up to $3,500,000 (as the same may be amended or otherwise modified from time to time, the “Debentures”) and issued pursuant to that certain Debenture Purchase Agreement (as the same may be amended or otherwise modified from time to time, the “Purchase Agreement”) of even date herewith between the Company and each signatory hereto, their endorsees, transferees and assigns (collectively referred to as, the “Secured Parties”).”
               (g) The second sentence of Section 19(c) of the Security Agreement is hereby amended and restated in its entirety as follows:
“Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the Company, the Agent and each of the Secured Parties.”
          1.2 Effect on Agreement.
               (a) Except as expressly set forth in Section 1.1 of this Amendment, each of the Loan Documents shall be and remain in full force and effect in accordance with its terms. Each of the Loan Documents, as amended by Section 1.1 of this Amendment, is hereby ratified and confirmed in all respects.
               (b) Nothing contained herein shall in any way impair the Debentures now held for the Obligations, nor affect or impair any rights, powers, or remedies under the Debentures or any Loan Document, it being the intent of the parties hereto that this Amendment shall not constitute a novation of the Debentures or an accord and satisfaction of the Obligations. The Company hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to the Loan Documents, as collateral security for the Obligations, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for the Obligations, continues to be and remains Collateral for the Obligations from and after the date hereof.
          2. Miscellaneous.
               2.1 Governing Law. This Amendment shall be governed by and construed under the internal laws of the State of Delaware in all respects, without giving effect to conflict of law principles thereof.
               2.2 Entire Agreement. This Amendment and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.
               2.3 Severability. In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any

3.

respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
               2.4 Titles and Subtitles. The titles of the sections and subsections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.
               2.5 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
               2.6 Additional Purchaser. By execution of this Amendment, Rawleigh Ralls hereby: (a) acknowledges receipt of a copy of the Purchase Agreement, the Security Agreement and the other Loan Documents; and (b) agrees to become a party to, and be bound by, (i) the terms and conditions of the Purchase Agreement, as a “Purchaser” under the Purchase Agreement as if he were an original “Purchaser” party thereto, and (ii) the terms and conditions of the Security Agreement, as a “Secured Party” under the Security Agreement as if he were an original “Secured Party” party thereto.
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4.

     In Witness Whereof, the undersigned have caused this Amendment to be duly executed as of the day and year first written above.

COMPANY: Intraop Medical Corporation
By:
Name:
Title:

INVESTORS: E.U. Capital Venture, Inc.
By:
Name:
Title:

Encyclopedia Equipment LLC
By:
Name:
Title:

Lacuna Venture Fund LLLP
By:
Name:
Title:

Rawleigh Ralls

[Signature Page to Amendment to Loan Documents]

Exhibit A
Form of Debenture